American Century Growth Funds, Inc. Prospectus Supplement
Adaptive All Cap Fund
Supplement dated January 6, 2017 ■ Prospectus dated December 1, 2016

The following replaces the Portfolio Managers section on page 4 of the prospectus:
Portfolio Manager
Stephen Pool, Portfolio Manager, has been a member of the team that manages the fund since 2007.
Joseph Reiland, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2017.

The following replaces The Fund Management Teams section on page 9 of the prospectus:
The Fund Management Teams
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Stephen Pool
Mr. Pool, Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.
Joseph Reiland
Mr. Reiland, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2017. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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